UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09945

Natixis Funds Trust IV

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: January 31

Date of reporting period: January 31, 2008

Item 1.	Report to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

January 31, 2008

AEW Real Estate Fund

AEW Management and Advisors, L.P.

TABLE OF CONTENTS

Management Discussion and Performance page 1

Portfolio of Investmentspage 5

Financial Statements page 7

AEW REAL ESTATE FUND

PORTFOLIO PROFILE

Objective:

Seeks to provide investors with above-average income and long-term growth of capital

Strategy:

Invests in real estate investment trusts (REITs) and/or real estate-related companies

Inception Date:

August 31, 2000

Manager:

Matthew A. Troxell, CFA

AEW Management and Advisors, L.P.

Symbols:

Class A	NRFAX
Class B	NRFBX
Class C	NRCFX
Class Y	NRFYX

What You Should Know:

The fund concentrates its investments in real estate investment trusts (REITs) and real estate-related companies. This subjects the fund to the risks of the real estate industry. Such risks include fluctuating real estate values, changes in interest rates and property taxes and the risk of mortgage defaults or mortgage prepayments. The fund is also subject to the risks of the stock market, which include unpredictable drops in value or periods of lackluster performance.

Management Discussion

SUBPRIME MORTGAGE CRISIS AND CREDIT CRUNCH HIT REITS HARD

U.S. equities have been impacted by a host of factors, chief among them the subprime mortgage crisis and the resulting turmoil in the credit markets. Real estate investment trusts (REITs) were especially hard hit as higher financing costs resulted in a sharp decline in commercial real estate transactions, depressing REIT valuations. As the year wore on, fears of a possible recession and concerns over the outlook for property values weighed on both the stock and REIT markets. We also believe profit-taking impacted REIT prices, as investors realized that the sector’s strong seven-year run of outperformance was over for this cycle.

For the 12 months ended January 31, 2008, U.S. common stocks, as measured by the S&P 500 Index and the Dow Jones Industrial Average, returned -2.31% and 2.56%, respectively, while the Lehman Aggregate Bond Index (a broad-based index of U.S. government and corporate bonds) returned 8.81%. For the same period, U.S. REITs plunged -23.78%, as measured by the fund’s benchmark, the MSCI U.S. REIT Index, and Morningstar’s Specialty Real Estate Fund Average returned -21.04%. AEW Real Estate Fund’s total return was -25.22%, lagging both its benchmark and its Morningstar peer group for the fiscal year ended January 31, 2008, based on the net asset value of Class A shares and reinvestment of $0.31 in dividends and $2.67 in capital gains.

SECTOR ALLOCATIONS AND SOME WEAK SELECTIONS HURT FUND PERFORMANCE

The fund’s underweight in the healthcare and diversified sectors relative to the benchmark proved detrimental as these groups outperformed the overall REIT market. The fund’s overweight in office REITs also hurt because this sector underperformed the market.

Among individual REITs, Brandywine Realty Trust, an office REIT, performed poorly largely because investors became concerned about the company’s suburban market exposure, which could come under increasing pressure from the weakening economy. Industrial REIT Liberty Property Trust was another poor performer, due to concerns over the company’s acquisition of Republic Property Trust. Republic was focused on developing office properties in the Washington, DC area at a time when property values were high. The decline in value of shopping center REIT Developers Diversified Realty reflected credit market and consumer spending concerns, and uncertainty over how these might impact the company’s robust development pipeline. We continue to believe all three REITs represent solid value and they remain in the portfolio.

MOST OF THE FUND’S BEST-PERFORMING REITS REFLECTED ACQUISITION ACTIVITY

Top-performing securities during the year included Hilton Hotels Corp. and Spirit Finance Corp., both of which rose in value following announcements that they were being acquired at a significant premium. The strong performance of healthcare REIT Nationwide Health Properties reflected the company’s ability to continue finding attractive acquisitions that increase its earnings prospects.

Changes in the fund’s composition during the period were marginal, consistent with our value-oriented strategy. In addition to Hilton Hotels and Spirit Finance, mentioned above, the fund’s Archstone-Smith Trust holdings were acquired by another company. We initiated a position in Dupont Fabros Technology, a REIT that owns, develops and operates wholesale data centers in the United States. We believe the company was attractively priced at our entry point.

INSTITUTIONAL INVESTORS MAY CONTINUE TO SUPPORT REIT PRICES

As 2008 unfolds, we believe U.S. REITs will continue to be impacted by such factors as the health of the economy, the pace of job growth and conditions in the credit markets. On average, REITs are trading at a discount to their underlying values, while such fundamentals as supply/demand, occupancy levels and rental rates are generally holding steady. At the same time, institutional investors like large pension plans are continuing to invest in real estate and they own the vast majority of U.S. commercial real estate. As long as institutional demand continues, we believe underlying asset values should provide some price support to REITs.

AEW REAL ESTATE FUND

Investment Results through January 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — January 31, 20084

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 12/29/00)
Net Asset Value[1]	-25.22%	18.78%	14.96%
With Maximum Sales Charge[2]	-29.53	17.38	14.00

Class B (Inception 12/29/00)
Net Asset Value[1]	-25.72	17.91	14.12
With CDSC[3]	-28.92	17.70	14.12

Class C (Inception 12/29/00)
Net Asset Value[1]	-25.70	17.92	14.14
With CDSC[3]	-26.34	17.92	14.14

Class Y (Inception 8/31/00)
Net Asset Value[1]	-24.82	19.16	15.87
			SINCE CLASS A,B,C INCEPTION[5]	SINCE CLASS Y INCEPTION[5]
COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS
MSCI US REIT Index	-23.78%	18.48%	14.78%	15.12%
Morningstar Specialty Real Estate Fund Avg.	-21.04	18.09	14.36	14.69

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. All results include reinvestment of dividends and capital gains. The graph represents past performance of Class A shares. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	1/31/08	1/31/07
Common Stocks	98.8	96.8
Short-Term Investments and Other	1.2	3.2

	% of Net Assets as of
TEN LARGEST HOLDINGS	1/31/08	1/31/07
Simon Property Group, Inc.	9.0	8.3
Boston Properties, Inc.	6.1	5.8
Equity Residential	5.5	4.8
Vornado Realty Trust	4.9	3.5
Public Storage, Inc.	4.9	4.5
Developers Diversified Realty Corp.	3.7	3.8
AvalonBay Communities, Inc.	3.6	3.8
Host Hotels & Resorts, Inc.	3.5	3.5
ProLogis	3.3	3.9
Macerich Co. (The)	3.3	2.2

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	1/31/08	1/31/07
REITs—Office	16.9	18.2
REITs—Regional Malls	15.9	14.9
REITs—Apartments	14.9	17.5
REITs—Industrial	12.9	11.6
REITs—Shopping Centers	12.1	11.3

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.48%	1.48%
B	2.22	2.22
C	2.23	2.23
Y	1.09	1.09

NOTES TO CHARTS

See page 3 for a description of the indexes.

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[5]	The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Classes A, B and C from 1/1/01; Class Y from 9/1/00.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/08.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio manager as of the dates indicated. The manager’s views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS

MSCI US REIT Index is an unmanaged index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance.

Morningstar Specialty Real Estate Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from August 1, 2007 through January 31, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

AEW REAL ESTATE FUND	BEGINNING ACCOUNT VALUE 8/1/2007	ENDING ACCOUNT VALUE 1/31/2008	EXPENSES PAID DURING PERIOD* 8/1/2007 – 1/31/2008
CLASS A
Actual	$1,000.00	$955.60	$7.44
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68
CLASS B
Actual	$1,000.00	$952.40	$11.22
Hypothetical (5% return before expenses)	$1,000.00	$1,013.71	$11.57
CLASS C
Actual	$1,000.00	$952.60	$11.12
Hypothetical (5% return before expenses)	$1,000.00	$1,013.81	$11.47
CLASS Y
Actual	$1,000.00	$958.40	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

*	Expenses are equal to the fund's annualized expense ratio: 1.51%, 2.28%, 2.26% and 1.11% for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

AEW REAL ESTATE FUND — PORTFOLIO OF INVESTMENTS

Investments as of January 31, 2008

Shares	Description	Value (†)

Common Stocks — 98.8% of Net Assets
	REAL ESTATE INVESTMENT TRUSTS — 98.8%
	REITs - Apartments — 14.9%
76,100	Apartment Investment & Management Co., Class A	$3,016,604
57,200	AvalonBay Communities, Inc.	5,373,940
80,100	Camden Property Trust(b)	3,952,935
220,000	Equity Residential	8,230,200
7,500	Home Properties, Inc.(b)	359,925
53,100	UDR, Inc.(b)	1,212,273

		22,145,877

	REITs - Diversified — 6.0%
69,600	BioMed Realty Trust, Inc.	1,606,368
80,900	Vornado Realty Trust	7,313,360

		8,919,728

	REITs - Healthcare — 5.3%
30,000	HCP, Inc.	912,300
33,900	Healthcare Realty Trust, Inc.(b)	875,637
124,200	Nationwide Health Properties, Inc.(b)	3,919,752
129,900	Omega Healthcare Investors, Inc.(b)	2,143,350

		7,851,039

	REITs - Hotels — 7.0%
150,200	Ashford Hospitality Trust(b)	938,750
22,600	Hospitality Properties Trust(b)	767,270
313,200	Host Hotels & Resorts, Inc.	5,242,968
74,400	Starwood Hotels & Resorts Worldwide, Inc.	3,366,600

		10,315,588

	REITs - Industrial — 12.9%
73,000	AMB Property Corp.	3,693,800
330,600	DCT Industrial Trust, Inc.(b)	3,130,782
75,400	First Potomac Realty Trust(b)	1,311,206
145,500	Liberty Property Trust	4,672,005
83,500	ProLogis	4,955,725
28,300	PS Business Parks, Inc.	1,422,075

		19,185,593

	REITs - Office — 16.9%
98,500	Boston Properties, Inc.	9,054,120
122,700	Brandywine Realty Trust(b)	2,312,895
182,900	Brookfield Properties Corp.	3,714,699
70,300	Corporate Office Properties Trust(b)	2,251,709
29,700	Digital Realty Trust, Inc.(b)	1,061,181
81,800	Dupont Fabros Technology, Inc.(b)	1,409,414
36,000	Highwoods Properties, Inc.	1,077,480
203,900	HRPT Properties Trust	1,621,005
51,000	Kilroy Realty Corp.(b)	2,500,530

		25,003,033

	REITs - Regional Malls — 15.9%
75,500	General Growth Properties, Inc.(b)	2,757,260
71,100	Macerich Co. (The)	4,861,107
149,200	Simon Property Group, Inc.	13,335,496
53,900	Taubman Centers, Inc.	2,703,085

		23,656,948

	REITs - Shopping Centers — 12.1%
69,200	Cedar Shopping Centers, Inc.(b)	$770,196
132,500	Developers Diversified Realty Corp.	5,452,375
54,500	Federal Realty Investment Trust(b)	4,022,100
67,700	Kimco Realty Corp.(b)	2,424,337

Shares	Description	Value (†)

	REITs - Shopping Centers — continued
46,300	Kite Realty Group Trust	$609,308
75,000	Regency Centers Corp.	4,607,250

		17,885,566

	REITs - Storage — 6.0%
117,400	Extra Space Storage, Inc.(b)	1,777,436
92,000	Public Storage, Inc.	7,199,000

		8,976,436

	REITs - Triple Net Lease — 1.8%
68,200	iStar Financial, Inc.(b)	1,819,576
33,500	Realty Income Corp.(b)	816,730

		2,636,306

	Total Common Stocks (Identified Cost $146,266,001)	146,576,114

Shares/ Principal Amount
Short-Term Investments — 22.2%
31,554,428	State Street Navigator Securities Lending Prime Portfolio(c)	31,554,428
$1,407,855	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/2008 at 2.00% to be repurchased at $1,407,933 on 2/1/2008, collateralized by $1,415,000 Federal Home Loan Mortgage Corp., 5.625% due 1/09/2018 valued at $1,439,763, including accrued interest (Note 2e of Notes to Financial Statements)	1,407,855

	Total Short-Term Investments (Identified Cost $32,962,283)	32,962,283

	Total Investments — 121.0% (Identified Cost $179,228,284)(a)	179,538,397
	Other Assets Less Liabilities — (21.0)%	(31,154,878)

	Net Assets — 100%	$148,383,519

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At January 31, 2008, the net unrealized appreciation on investments based on a cost of $179,360,663 for federal
	income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,890,235
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(12,712,501)

	Net unrealized appreciation	$177,734

(b)	All or a portion of this security was on loan to brokers at January 31, 2008.
(c)	Represents investment of securities lending collateral.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

AEW REAL ESTATE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of January 31, 2008

Holdings at January 31, 2008 as a Percentage of Net Assets (unaudited)

Office	16.9%
Regional Malls	15.9
Apartments	14.9
Industrial	12.9
Shopping Centers	12.1
Hotels	7.0
Storage	6.0
Diversified	6.0
Healthcare	5.3
Triple Net Lease	1.8

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2008

ASSETS
Investments at cost	$179,228,284
Net unrealized appreciation	310,113

Investments at value (a)	179,538,397
Receivable for Fund shares sold	654,452
Receivable for securities sold	276,632
Dividends and interest receivable	387,992
Securities lending income receivable	11,875

TOTAL ASSETS	180,869,348

LIABILITIES
Collateral on securities loaned, at value (Note 2)	31,554,428
Payable for securities purchased	35,888
Payable for Fund shares redeemed	612,268
Management fees payable (Note 4)	95,720
Deferred Trustees’ fees (Note 4)	59,832
Administrative fees payable (Note 4)	6,112
Other accounts payable and accrued expenses	121,581

TOTAL LIABILITIES	32,485,829

NET ASSETS	$148,383,519

NET ASSETS CONSIST OF:
Paid-in capital	$144,790,929
Overdistributed net investment income	(49,635)
Accumulated net realized gain on investments	3,332,112
Net unrealized appreciation on investments	310,113

NET ASSETS	$148,383,519

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares :
Net assets	$78,612,472

Shares of beneficial interest	4,636,180

Net asset value and redemption price per share	$16.96

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$17.99

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$10,157,957

Shares of beneficial interest	599,423

Net asset value and offering price per share	$16.95

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$17,768,964

Shares of beneficial interest	1,047,111

Net asset value and offering price per share	$16.97

Class Y shares:
Net assets	$41,844,126

Shares of beneficial interest	2,542,644

Net asset value, offering and redemption price per share	$16.46

(a) Including securities on loan with market values of:	$31,618,848

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended January 31, 2008

INVESTMENT INCOME
Dividends	$5,142,718
Interest	133,188
Securities lending income (Note 2)	70,688
Less net foreign taxes withheld	(15,607)

5,330,987

Expenses
Management fees (Note 4)	1,516,213
Service fees - Class A (Note 4)	257,814
Service and distribution fees - Class B (Note 4)	157,492
Service and distribution fees - Class C (Note 4)	247,013
Trustees’ fees and expenses (Note 4)	17,355
Administrative fees (Note 4)	105,779
Custodian fees and expenses	30,034
Transfer agent fees and expenses - Class A (Note 4)	215,101
Transfer agent fees and expenses - Class B (Note 4)	34,131
Transfer agent fees and expenses - Class C (Note 4)	51,727
Transfer agent fees and expenses - Class Y (Note 4)	40,433
Audit fees	44,282
Legal fees	6,336
Shareholder reporting expenses	99,472
Registration fees	63,645
Miscellaneous expenses	20,509

Total expenses	2,907,336
Less fee reduction and/or expense reimbursement (Note 4)	(1,365)

Net expenses	2,905,971

Net investment income	2,425,016

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	21,076,149
Capital gain distributions received (Note 2)	2,442,442
Net change in unrealized appreciation (depreciation) on:
Investments	(82,344,335)

Total net realized and unrealized loss on investments	(58,825,744)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(56,400,728)

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended January 31, 2008	Year Ended January 31, 2007

FROM OPERATIONS:
Net investment income	$2,425,016	$1,076,406
Net realized gain on investments	23,518,591	9,783,805
Net change in unrealized appreciation (depreciation) on investments	(82,344,335)	41,947,909

Net increase (decrease) in net assets resulting from operations	(56,400,728)	52,808,120

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,420,480)	(714,440)
Class B	(105,937)	(28,747)
Class C	(167,503)	(31,015)
Class Y	(753,283)	(307,686)
Short-term capital gain
Class A	(351,022)	(233,151)
Class B	(47,326)	(47,026)
Class C	(80,384)	(54,717)
Class Y	(185,101)	(74,091)
Long-term capital gain
Class A	(11,042,808)	(5,884,104)
Class B	(1,524,178)	(1,129,516)
Class C	(2,555,601)	(1,439,242)
Class Y	(5,702,000)	(2,046,049)

Total distributions	(23,935,623)	(11,989,784)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	9,629,367	53,697,727

Net increase (decrease) in net assets	(70,706,984)	94,516,063

NET ASSETS
Beginning of the year	219,090,503	124,574,440

End of the year	$148,383,519	$219,090,503

OVERDISTRIBUTED NET INVESTMENT INCOME	$(49,635)	$(34,140)

See accompanying notes to financial statements.

This Page Intentionally Left Blank

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	Net asset value, beginning of period	Income (loss) from Investment Operations:			Less Distributions:		Total distributions
		Net investment income (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains

Class A
1/31/2008	$26.49	$0.30	$(6.85)	$(6.55)	$(0.31)	$(2.67)	$(2.98)
1/31/2007	20.78	0.19	7.24	7.43	(0.19)	(1.53)	(1.72)
1/31/2006	16.83	0.21	5.45	5.66	(0.22)	(1.49)	(1.71)
1/31/2005	15.13	0.34	2.35	2.69	(0.35)	(0.64)	(0.99)
1/31/2004	11.00	0.36	4.49	4.85	(0.48)	(0.24)	(0.72)
Class B
1/31/2008	26.45	0.11	(6.80)	(6.69)	(0.14)	(2.67)	(2.81)
1/31/2007	20.77	0.01	7.24	7.25	(0.04)	(1.53)	(1.57)
1/31/2006	16.82	0.07	5.44	5.51	(0.07)	(1.49)	(1.56)
1/31/2005	15.10	0.22	2.38	2.60	(0.24)	(0.64)	(0.88)
1/31/2004	11.00	0.26	4.46	4.72	(0.38)	(0.24)	(0.62)
Class C
1/31/2008	26.49	0.12	(6.82)	(6.70)	(0.15)	(2.67)	(2.82)
1/31/2007	20.80	0.02	7.24	7.26	(0.04)	(1.53)	(1.57)
1/31/2006	16.84	0.07	5.45	5.52	(0.07)	(1.49)	(1.56)
1/31/2005	15.15	0.22	2.35	2.57	(0.24)	(0.64)	(0.88)
1/31/2004	11.01	0.26	4.50	4.76	(0.38)	(0.24)	(0.62)
Class Y
1/31/2008	25.78	0.38	(6.66)	(6.28)	(0.37)	(2.67)	(3.04)
1/31/2007	20.25	0.27	7.05	7.32	(0.26)	(1.53)	(1.79)
1/31/2006	16.45	0.25	5.32	5.57	(0.28)	(1.49)	(1.77)
1/31/2005	14.83	0.38	2.28	2.66	(0.40)	(0.64)	(1.04)
1/31/2004	10.80	0.40	4.40	4.80	(0.53)	(0.24)	(0.77)

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of period	Total return (%) (a)(c)	Net assets, end of period (000’s)	Net expenses (%) (d)		Gross expenses (%) (e)		Net investment income (%)	Portfolio turnover rate (%)

$16.96	(25.2)	$78,612	1.46		1.46		1.35	24
26.49	37.4	120,151	1.48	(f)	1.48	(f)	0.82	15
20.78	34.8	73,166	1.50		1.55		1.11	15
16.83	17.8	58,965	1.50		1.71		2.11	20
15.13	45.0	39,846	1.50		2.00		2.73	18

16.95	(25.7)	10,158	2.23		2.23		0.49	24
26.45	36.3	21,166	2.22	(f)	2.22	(f)	0.06	15
20.77	33.7	16,293	2.25		2.30		0.36	15
16.82	17.1	14,131	2.25		2.46		1.36	20
15.10	43.7	12,129	2.25		2.75		1.98	18

16.97	(25.7)	17,769	2.21		2.22		0.54	24
26.49	36.3	29,694	2.23	(f)	2.23	(f)	0.08	15
20.80	33.7	16,101	2.25		2.30		0.36	15
16.84	16.9	14,388	2.25		2.46		1.36	20
15.15	43.9	11,410	2.25		2.75		1.98	18

16.46	(24.8)	41,844	1.09		1.09		1.79	24
25.78	37.8	48,080	1.09	(f)	1.09	(f)	1.21	15
20.25	35.1	19,015	1.25		1.28		1.35	15
16.45	17.9	9,964	1.25		1.37		2.38	20
14.83	45.5	7,210	1.25		1.55		2.98	18

(d)	The investment adviser has agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(f)	Includes expense recapture of 0.04%, 0.04%, 0.04% and 0.01% for Class A, Class B, Class C and Class Y, respectively.

NOTES TO FINANCIAL STATEMENTS

January 31, 2008

1.  Organization.  AEW Real Estate Fund (the “Fund”) is the sole series of Natixis Funds Trust IV (the “Trust”), and is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund seeks to provide investors with above-average income and long-term growth of capital.

The Fund offers Class A, Class C and Class Y shares. On June 1, 2007, the Board of Trustees of the Natixis Funds approved the termination of offering of Class B shares. Effective July 30, 2007, no new accounts may be opened in Class B shares. Effective October 12, 2007, no additional investments may be made in Class B shares. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s Prospectus. Prior to March 16, 2007, the minimum initial investment for Class Y shares was $1,000,000.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 (“FIN 48”) was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has implemented FIN 48 and has performed an analysis of the Fund’s tax positions taken or that will

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008

be taken on federal and state tax returns that remain subject to examinations (tax years ended January 31, 2005 – 2008) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is required. Accordingly, there is no impact on the Fund’s net assets at January 31, 2008 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

d.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital. For the year ended January 31, 2008, the character of distributions paid as disclosed within the Statement of Changes in Net Assets includes certain calendar year federal tax-based amounts and corresponding estimates for the period from January 1 through January 31, 2008 of ordinary income, capital gains and return of capital based on dividends received from REITs. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended January 31, 2008 and January 31, 2007 was as follows:

	2008	2007

Distributions from:
Ordinary income	$3,111,036	$1,490,873
Long-term capital gains	20,824,587	10,498,911

	$23,935,623	$11,989,784

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of January 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$10,990
Undistributed long-term capital gains	3,464,492

Total undistributed earnings	3,475,482
Unrealized appreciation	177,734

Total accumulated earnings	$3,653,216

e.  Repurchase Agreements.  The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party agreements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

f.  Securities Lending.   The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international equity or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund bears the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Fund with respect to such loans at January 31, 2008 were $31,618,848 and $31,554,428, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008

g.  Indemnifications.  Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

h.  New Accounting Pronouncement.  In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Fund’s financial statements and believes that such impact will be limited to expanded disclosure in the Fund’s financial statements regarding inputs used in determining the value of the Fund’s investments and will not have a material impact on the Fund’s net assets or results of operations.

3.  Purchases and Sales of Securities.  For the year ended January 31, 2008, purchases and sales of securities (excluding short-term investments) were $44,657,539 and $48,095,529, respectively.

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AEW Management and Advisors, L.P. (“AEW”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.80% of the first $500 million of the Fund’s average daily net assets and 0.75% of the Fund’s average daily net assets in excess of $500 million, calculated daily and payable monthly. AEW has given a binding undertaking to the Fund to reduce its management fees and/or reimburse certain expenses associated with the Fund in order to limit the Fund’s total operating expenses. This undertaking is in effect until April 30, 2008 and will be reevaluated on an annual basis. For year ended January 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y

1.50%	2.25%	2.25%	1.25%

For the year ended January 31, 2008, management fees for the Fund were $1,516,213 (0.80% of average daily net assets).

AEW is permitted to recover, on a class by class basis, expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. At January 31, 2008, there were no expenses subject to recapture by AEW.

AEW is an affiliate of AEW Capital Management, L.P., a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Expense.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), a wholly-owned subsidiary of Natixis US, provides certain administrative services to the Fund and subcontracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among the Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series (effective September 17, 2007) and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series 0.0625% of the next $5 billion, and 0.0500% of the next $20 billion, and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $5 million, which is reevaluated on an annual basis. New funds are subject to a prorated annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisers in their first calendar year of operations.

Prior to July 1, 2007, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million.

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008

For the year ended January 31, 2008, the Fund paid the following for administrative fees to Natixis Advisors:

Gross Administrative Fees	Voluntary Waiver of Administrative Fees	Net Administrative Fees
$105,779	$1,365	$104,414

c.  Service and Distribution Fees.  The Trust has entered into a distribution agreement with Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and Service and Distribution Plans relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at the annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended January 31, 2008, the Fund paid Natixis Distributors $257,814 in service fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended January 31, 2008, the Fund paid Natixis Distributors $39,373 and $61,753 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B shares and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares. For the year ended January 31, 2008, the Fund paid Natixis Distributors $118,119 and $185,260 in distribution fees under the Class B and Class C Plans, respectively.

d.  Sub-Transfer Agent Fees and Expenses.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of the value of shares held) not exceeding what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Fund which are included in the transfer agent fees and expenses in the Statement of Operations.

Sub-Transfer Agent Fees
Class A	Class B	Class C	Class Y
$74,501	$11,718	$17,770	$12,448

e.  Commissions.  The Fund has been informed that commissions (including CDSC) on Fund shares paid to Natixis Distributors by investors in shares of the Fund during the year ended January 31, 2008 amounted to $239,872.

f.  Trustees Fees and Expenses.  The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the Funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other Funds of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

5.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to the Fund based on its borrowing at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the year ended January 31, 2008, the Fund had no borrowings under the agreement.

6.  Brokerage Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included as realized gains on investments in the Statement of Operations. For year ended January 31, 2008, $4,276 was rebated under these agreements.

7.  Concentration of Risk.  The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declining property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes and losses from casualty and condemnation.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008

8.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Year Ended January 31, 2008		Year Ended January 31, 2007
	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	1,796,367	$40,810,902	2,116,449	$48,744,325
Issued in connection with the reinvestment of distributions	653,466	11,823,861	273,430	6,243,605

	2,449,833	52,634,763	2,389,879	54,987,930
Redeemed	(2,348,795)	(51,222,613)	(1,375,942)	(30,953,749)

Net change	101,038	$1,412,150	1,013,937	$24,034,181

Class B
Issued from the sale of shares	70,824	$1,686,125	179,970	$4,121,349
Issued in connection with the reinvestment of distributions	80,090	1,447,350	45,265	1,030,949

	150,914	3,133,475	225,235	5,152,298
Redeemed	(351,644)	(7,726,264)	(209,603)	(4,752,449)

Net change	(200,730)	$(4,592,789)	15,632	$399,849

Class C
Issued from the sale of shares	378,495	$8,525,769	482,387	$11,212,977
Issued in connection with the reinvestment of distributions	87,966	1,588,148	38,354	882,464

	466,461	10,113,917	520,741	12,095,441
Redeemed	(540,106)	(11,705,981)	(174,095)	(3,996,083)

Net change	(73,645)	$(1,592,064)	346,646	$8,099,358

Class Y
Issued from the sale of shares	1,301,212	$28,356,309	1,069,164	$24,432,807
Issued in connection with the reinvestment of distributions	297,387	5,162,165	71,767	1,599,117

	1,598,599	33,518,474	1,140,931	26,031,924
Redeemed	(921,003)	(19,116,404)	(215,032)	(4,867,585)

Net change	677,596	$14,402,070	925,899	$21,164,339

Increase (decrease) from capital share transactions	504,259	$9,629,367	2,302,114	$53,697,727

9.  Subsequent Event (unaudited).  Effective March 12, 2008, the committed line of credit provided by State Street Bank was increased to $200,000,000. Additionally, a limit of $125,000,000 per fund applies for each Fund that participates in the line of credit.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Funds Trust IV and Shareholders of AEW Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AEW Real Estate Fund, the only series of Natixis Funds Trust IV (“the Fund”), at January 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 24, 2008

2008 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended January 31, 2008, the percentage of dividends distributed by the Fund qualifying for the dividends received deduction for corporate shareholders is 0.32%.

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Fund designated $20,824,587 as capital gains dividends paid during the year ended January 31, 2008.

Qualified Dividend Income.  A percentage of dividends distributed by the Fund during the fiscal year ended January 31, 2008 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. The Fund designates 2.19% of dividends distributed as qualified dividend income.

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust IV (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES[1]

Graham T. Allison, Jr. (1940)	Trustee since 2000 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42; Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee since 2005 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	42; None

Edward A. Benjamin (1938)	Trustee since 2003 Chairman of the Contract Review and Governance Committee	Retired	42; None

Daniel M. Cain (1945)	Trustee since 2000 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	42; Director, Sheridan Healthcare Inc. (physician practice management)

Jonathan P. Mason (1958)	Trustee since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	42; None

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2000 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42; Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES[1] continued

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member	Deputy Dean for Finance & Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School and formerly, Dean for Finance & CFO, Harvard Medical School	42; None

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42; None

John T. Hailer[3] (1960)	Trustee since 2000	President and Chief Executive Officer, Natixis Global Associates, Inc.; President and Chief Executive Officer, Natixis Global Asset Management, L.P.-U.S. and Asia and formerly President and Chief Executive Officer of Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.	42; None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust, Loomis Sayles Funds Trust, Hansberger International Series and Gateway Trust. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trust serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and Gateway Trust (the “Funds’ Trusts”). The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or Natixis Equity Diversified Portfolio, which liquidated on August 3, 2007.

[1]	Mr. Richard Darman served as a Trustee until his death on January 25, 2008.

[2]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer of Natixis Distribution Corporation, Natixis Global Asset Management, L.P., Natixis Global Associates, Inc. Mr. Hailer served as President and Chief Executive Officer of the Trust until February 29, 2008.

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

David Guinta (1965)	President and Chief Executive Officer since March 2008	President and Chief Executive Officer of Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Distribution Corporation; formerly, President, Fidelity Charitable Gift Fund.

Russell L. Kane (1969)	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.; Vice President, Associate General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation; formerly, Senior Counsel, Columbia Management Group.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President since September 2007	Executive Vice President, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee’s or officer’s current position with such entity.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Jonathan P. Mason are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees[3]
	2/1/06- 1/31/07	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/07- 1/31/08
Natixis Funds Trust IV	$36,409	$42,567	$0	$297	$13,233	$15,508	$2,755	$0

1.	The audit-related fees consist of the performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	The tax fees consist of a review of year-end shareholder reporting and a review of the Registrant’s tax returns.

3.	Other fees consist of a review of income and expense allocation methods in conjunction with the annual review of the Registrant’s management contract.

Aggregate fees billed to the Registrant for non-audit services during the fiscal years ended 1/31/07 and 1/31/08 were $15,988 and $15,805, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Registrant’s principal accountant to AEW Management and Advisors, L.P. and entities controlling, controlled by or under common control with AEW Management and Advisors, L.P. that provide ongoing services to the Registrant (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2/1/06- 1/31/07	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/07- 1/31/08
Control Affiliates	$0	$12,000	$0	$0	$0	$0

Aggregate fees billed to the Adviser and Control Affiliates by the Principal Accountant for non-audit services during the fiscal years ended 1/31/07 and 1/31/08 were $0 and $12,000, respectively.

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to

Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust IV

By:	/s/ David Giunta
Name:	David Giunta
Title:	President and Chief Executive Officer
Date:	March 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Giunta
Name:	David Giunta
Title:	President and Chief Executive Officer
Date:	March 27, 2008

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	March 27, 2008